Vanguard Consumer Discretionary Index Fund
Vanguard Consumer Staples Index Fund
Vanguard Energy Index Fund
Vanguard Financials Index Fund
Vanguard Health Care Index Fund
Vanguard Industrials Index Fund
Vanguard Information Technology Index Fund
Vanguard Materials Index Fund
Vanguard Telecommunication Services Index Fund
Vanguard Utilities Index Fund

Supplement to the Prospectus and Summary Prospectuses Dated December 20, 2011

Effective immediately, each Fund has eliminated its 2% redemption fee on shares held less than one year.

© 2012 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS REDB 052012